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                                                                    EXHIBIT 10.5


                          REGISTRATION RIGHTS AGREEMENT

         This Agreement, dated as of May 31, 1996 is among Accessories Associates, Inc., a Rhode Island corporation (the "COMPANY"), Weston Presidio Capital II, L.P. and the other Investors listed in SCHEDULE A (collectively, and together with their permitted successors and assigns, the "INVESTORS") and the other stockholders and stock optionholders of the Company listed in SCHEDULE B. The parties agree as follows:

1. DEFINITIONS. Except as the context otherwise explicitly requires, (a) the capitalized term "Section" refers to sections of this Agreement, (b) the capitalized term "Exhibit" refers to exhibits to this Agreement, (c) references to a particular Section include all subsections thereof and (d) the word "including" shall be construed as "including without limitation". Accounting terms used in this Agreement and not otherwise defined herein shall have the meanings provided in GAAP. Certain capitalized terms are used in this Agreement as specifically defined in this Section 1 as follows:

         1.1. "COMMON STOCK" means the common stock, $0.01 par value, of the Company.

         1.2.     "COMPANY" is defined in the preamble.

         1.3. "EXCHANGE ACT" means the federal Securities and Exchange Act of 1934.

         1.4. "FORM S-2", "FORM S-3", "FORM S-4" and "FORM S-8" mean such respective forms under the Securities Act as in effect on the date hereof or any successor registration forms under the Securities Act subsequently adopted by the SEC.

         1.5. "HOLDER" means any person owning or having the right to acquire Registrable Securities.

         1.6.     "INVESTORS" is defined in the preamble.

         1.7. "MANAGEMENT STOCKHOLDERS" means the stockholders of the Company listed as Management Stockholders on Schedule B.

         1.8. "PREFERRED STOCK" means the Series A Redeemable Convertible Preferred Stock, par value $0.01 per share, of the Company.

         1.9. "PURCHASE AGREEMENT" means the Securities Purchase Agreement dated as of the date hereof among the Company and the Investors.

         1.10. "REGISTER", "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act.

         1.11. "REGISTRABLE SECURITIES" means (a) the Common Stock issued or issuable upon conversion, exchange or exercise of the Preferred Stock and the Warrants, (b) any Common


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Stock issued to the Investors pursuant to the Purchase Agreement, (c) any Common
Stock issued (or issuable upon the conversion, exchange or exercise of any warrant, right or other security which is issued) as a dividend or other distribution with respect to, or in exchange for or in replacement of, such Preferred Stock and Warrants, or the Common Stock or Preferred Stock issued or issuable upon conversion, exchange or exercise of such Preferred Stock and Warrants, or the Common Stock described in clause (b) above, and (d) any Common Stock issued to the Management Stockholders, either directly or pursuant to options, warrants and other rights under employee plans permitted by the Purchase Agreement or hereafter issued or issuable as a dividend or other distribution with respect thereto or in exchange therefor or replacement thereof; PROVIDED, HOWEVER, that any shares previously sold to the public pursuant to a registered public offering or pursuant to Rule 144 under the Securities Act shall cease to be Registrable Securities.

         1.12. "REGISTRABLE SECURITIES THEN OUTSTANDING" means the sum of (a) the number of shares of Common Stock outstanding which are Registrable Securities PLUS (b) the number of shares of Common Stock issuable pursuant to then exercisable, exchangeable or convertible securities which upon issuance would be Registrable Securities.

         1.13. "REQUIRED INVESTORS" means those Investors who own at least two thirds of the Registrable Securities then outstanding owned by all Investors.

         1.14. "SEC" means the Securities and Exchange Commission or any successor agency.

         1.15.    "SECURITIES ACT" means the federal Securities Act of 1933.

         1.16.    "VIOLATION" is defined in Section 8.1.

         1.17. "WARRANTS" means the Warrants to purchase Common Stock issued pursuant to the Purchase Agreement.

2.       REQUEST FOR REGISTRATION.

         2.1. INVESTORS REQUEST RIGHTS. If the Company shall receive at any time after the earlier of (a) May 1, 2000 or (b) the date six months after the effective date of the first registration statement for a public offering of securities of the Company, a written request from the Investors owning at least 25% of the Registrable Securities then outstanding and owned by the Investors that the Company effect the registration under the Securities Act of at least 25% of the Registrable Securities then outstanding and owned by the Investors, then the Company shall, within five days after the receipt thereof, give written notice of such request to all Holders. Subject to the limitations of this
Section 2, the Company shall use its best efforts to effect such a registration as soon as practicable, and in any event to file within 150 days after the receipt of such request or 90 days after approval of the selection of a managing underwriter pursuant to Section 2.2, whichever is later, a registration statement under the Securities Act covering all the Registrable Securities which the Holders shall request in writing within 20 days after receipt of such notice and any shares that the Company may wish to include, subject to any limitation imposed by the managing underwriters as set forth in Section 2.2. The Company shall use its best



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efforts to cause such registration statement to become effective. The Company shall not be obligated to effect a registration under this Section 2 if the Registrable Securities requested to be registered have an expected aggregate public offering price of less than $10,000,000 as determined by the managing underwriter or by any other reasonable method.

         2.2. UNDERWRITTEN OFFERING. The managing underwriter for the proposed offering to be registered under this Section 2 shall be selected by the Company's Board of Directors , with the approval of the Directors elected by the Investors pursuant to Section 5.2.1 of the Certificate of Designation for the Preferred Stock. In addition, approval by a disinterested majority of the Board of Directors is required if an affiliate of an Investor is selected as a managing underwriter. The right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting. All Holders proposing to sell Registrable Securities in such offering shall (together with the Company as provided in Section 4.5) enter into an underwriting agreement in customary form with the managing underwriter for such underwriting. Notwithstanding any other provision of this Section 2, if the managing underwriter for the offering advises the Company in writing that marketing factors require a limitation of the number of shares to be so underwritten, then the Company shall so advise all Holders of Registrable Securities which would otherwise be so underwritten, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated as follows:

         (a)      for the initial public offering hereunder:

                  (i) First, to the Company for the shares requested to be sold by it in such offering.

                  (ii) Second, to the Investors requesting registration in such offering pro rata in accordance with the number of Registrable Securities requested by the Investors to be included in such offering.

                  (iii) Third, to all other Holders pro rata in accordance with the number of Registrable Securities requested by such Holders to be included in such offering.

         (b)      for any subsequent public offering hereunder:

                  (i) First, to the Investors requesting registration in such offering pro rata in accordance with the number of Registrable Securities requested by the Investors to be included in such offering;

                  (ii) Second, to all other Holders pro rata in accordance with the number of Registrable Securities requested by such Holders to be included in such offering;

                  (iii) Third, to the Company for the shares requested to be sold by it in such offering.

         2.3.     NUMBER OF REQUESTS. Subject to the further provisions of this
Section 2.3, the Company is obligated to effect only two registrations on Form S-1 pursuant to this Section 2, and only one such registration in any 12-month period. For purposes of this Section 2.3, a registered



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offering on Form S-1 made pursuant to this Section 2 will not count as a registration described above in the event that (a) less than 25% of the stock sold in such offering are Registrable Securities owned by Investors after the Investors requested that such Registrable Securities constitute at least 25% of the stock to be included in such offering or (b) the Holders selling in such offering pay all the expenses of such offering otherwise payable by the Company under Section 7.

         2.4. DEFERRAL OF REGISTRATION. Notwithstanding the foregoing provisions of this Section 2, the Company shall not be obligated to effect the filing of a registration statement pursuant to this Section 2 (a) during the period starting with the date 30 days prior to the Company's good faith estimate of the date of filing of, and ending on the date 180 days following the effective date of, a registration statement pertaining to the underwritten public offering of securities for the account of the Company, provided the Company is at all times during such period diligently pursuing such registration, or (b) if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 2 a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would not be in the best interests of the Company and its stockholders generally for such registration statement to be filed. Under clause (b) the Company shall have the right to defer such filing for a period of not more than 180 days after receipt of the request for a registration under this Section 2; PROVIDED, HOWEVER, that the Company may not utilize the right set forth in clause (b) more than once in any 12-month period.

3. INCIDENTAL ("PIGGY-BACK") REGISTRATION. If the Company proposes to register any of its capital stock or other securities under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration on Form S-8 relating solely to the sale of securities to participants in a Company stock plan or a registration on Form S-4 relating to an acquisition), the Company shall promptly give each Holder written notice of such registration. Upon the written request of any Holder given within 30 days after such notice, the Company shall use its best efforts to cause a registration statement covering all of the Registrable Securities that each such Holder has requested to be registered to become effective under the Securities Act. The Company shall be under no obligation to complete any offering of its securities it proposes to make under this Section 3 and shall incur no liability to any Holder for its failure to do so. Notwithstanding any other provisions of this Section 3, if the managing underwriter for the offering advises the Company in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders of Registrable Securities which would otherwise be so underwritten, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated as follows:

                  (a) First to the Company for shares requested to be sold by it in such offering.

                  (b) Second to the Holders requesting registration in such offering pro rata in accordance with the number of Registrable Securities requested by the Holders to be included in such offering.



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         The Holders' rights under this Section 3 shall terminate on the second anniversary of the closing of an underwritten public offering of the Company's stock registered under the Securities Act that results in net proceeds of at least $20,000,000.

4. OBLIGATIONS OF THE COMPANY. Whenever required under Sections 2 or 3 to use its best efforts to effect the registration of any Registrable Securities, the Company shall take the following actions, as expeditiously as reasonably possible:

         4.1. EFFECTIVENESS OF REGISTRATION. In cooperation with the selling Holders as contemplated by Section 5.2, the Company shall prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective. Upon the request of the Holders of a majority of the Registrable Securities registered thereunder, the Company shall keep such registration statement effective for up to nine months or until the Holders have informed the Company in writing that the distribution of their securities has been completed.

         4.2. AMENDMENTS. The Company shall prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement, and use its best efforts to cause each such amendment to become effective, as may be necessary to comply with the Securities Act with respect to the disposition of all securities covered by such registration statement.

         4.3. COPIES OF REGISTRATION STATEMENT. The Company shall furnish to each Holder such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act, such documents incorporated by reference in such registration statement or prospectus, and such other documents, as such Holder may reasonably request in order to facilitate the disposition of its Registrable Securities covered by such registration statement.

         4.4. STATE QUALIFICATIONS. The Company shall use its best efforts to register or qualify such Registrable Securities under the securities or blue sky laws of such jurisdictions as each Holder shall reasonably request, and do all other acts which may be necessary or advisable to enable such Holder to consummate the disposition in such jurisdictions of its Registrable Securities covered by such registration statement; PROVIDED, HOWEVER, that the Company shall not be required to qualify as a foreign corporation in any state where it is not then required to qualify.

         4.5. UNDERWRITING AGREEMENT. The Company shall enter into and perform its obligations under an underwriting agreement, in customary form not inconsistent with this Agreement, with the managing underwriter of such offering.

         4.6. CHANGES IN PROSPECTUS. The Company shall notify each Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto covered by such registration statement is required to be delivered under the Securities Act, of the


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happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing. The Company shall promptly file such amendments and supplements which may be required pursuant to Section 4.2 on account of such event and use its best efforts to cause each such amendment and supplement to become effective.

         4.7. OPINIONS AND COMFORT LETTERS. The Company shall furnish on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Agreement (a) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given by issuer's counsel to the underwriters in an underwritten public offering, addressed to the underwriters and to the Holders requesting registration of Registrable Securities and (b) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by the issuer's independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters and to the Holders requesting registration of Registrable Securities.

         4.8. TRANSFER AGENT. The Company shall provide a transfer agent and registrar for such Registrable Securities not later than the effective date of such registration statement.

         4.9. LISTING SHARES. The Company shall apply for listing and use its best efforts to list the Registrable Securities being registered on any national securities exchange on which a class of the Company's equity securities are listed. If the Company does not have a class of equity securities listed on a national securities exchange, the Company shall apply for qualification and use its best efforts to qualify the Registrable Securities being registered for inclusion on the automated quotation system of the National Association of Securities Dealers, Inc. or an exchange.

5.       PREPARATION OF REGISTRATION STATEMENT.

         5.1. INFORMATION BY SELLING HOLDERS. The selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities.

         5.2. PARTICIPATION IN PREPARATION OF REGISTRATION STATEMENT. In connection with the preparation and filing of each registration statement registering Registrable Securities under the Securities Act, the Company will give the selling Holders, their underwriters and one counsel selected by the selling Holders and approved in writing by the Required Investors, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the SEC, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such selling Holder and such underwriters or




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their respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act to protect themselves from liability thereunder.

         5.3. UNDERWRITING AGREEMENT. Each selling Holder shall enter into and perform its obligations under an underwriting agreement with the managing underwriter for such offering in customary form not inconsistent with this Agreement, including furnishing any opinion of counsel and agreeing to indemnification obligations reasonably requested by the managing underwriter, but in no event will any holder be liable for indemnification obligations in excess of the net offering proceeds received by such Holder.

6. FORM S-3 REGISTRATION. In case the Company shall receive from any Holder a written request that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

         6.1. NOTICE TO HOLDERS. Promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders.

         6.2. SHORT-FORM REGISTRATION. Use its best efforts to effect, as soon as practicable, such registration, qualification or compliance as may be so requested and as would permit or facilitate the sale and distribution of all of such Holder's Registrable Securities as are specified in such request, together with all of the Registrable Securities of any other Holders joining in such request as are specified in a written request given within 30 days after mailing of such written notice by the Company; PROVIDED, HOWEVER, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 6 if: (a) Form S-3 is not available for such offering by the Holders; (b) the aggregate offering price, minus underwriting discounts and commissions, of the Registrable Securities specified in such request is not at least $1,000,000; (c) the Company shall furnish to the Holders a certificate signed by the president of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would not be in the best interests of the Company and its stockholders for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration for a period of not more than 180 days after receipt of the request of the Holder or Holders under this Section 6; PROVIDED, HOWEVER, that the Company shall not utilize this right more than once in any 12-month period and (d) the Company shall not be required to keep such registration statement effective for more than 180 days.

7. EXPENSES OF REGISTRATION. All expenses other than underwriting discounts and commissions relating to Registrable Securities incurred in connection with each of the registrations, filings or qualifications pursuant to Sections 2, 3 or 6 including (without limitation) all registration, filing and qualification fees, all fees and expenses in connection with compliance with state securities or blue sky laws, printing and delivery expenses, fees and disbursements of counsel and independent public accountants for the Company, and the reasonable fees and disbursements of one law firm acting as counsel for the selling Holders shall be paid by the Company; PROVIDED, HOWEVER, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 2 if the registration request is subsequently



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withdrawn at any time at the request of the Investors (in which case all participating Holders shall bear such expenses), unless the Required Investors agree to forfeit their right to one demand registration pursuant to Section 2; PROVIDED FURTHER, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the financial condition, business or prospects of the Company from that known to the Investors at the time of their request that makes the proposed offering unreasonable in the good faith judgment of the Investors, then the Holders shall not be required to pay any of such expenses. Underwriting discounts and commissions relating to Registrable Securities will be paid ratably by the Holders of such Registrable Securities.

8.       INDEMNIFICATION.

         8.1. COMPANY INDEMNIFICATION. To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the officers, directors, partners, agents and employees of each Holder, any underwriter (as defined in the Securities Act) for such Holder, and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which any of them may become subject under the Securities Act, the Exchange Act, other federal or state law or otherwise, and to reimburse them for any legal or any other expenses reasonably incurred by them in connection with investigating any claim, or defending any action or proceeding, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (a "VIOLATION"): (a) any untrue statement or alleged untrue statement of a material fact contained or incorporated by reference in any registration statement under which Registrable Securities were registered, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (b) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (c) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation under the Securities Act, the Exchange Act or any state securities law. The indemnity provisions in this Section 8.1 shall not apply to amounts paid in settlement of any loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable to a Holder in any such case for any such loss, claim, damage, liability or action (i) to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by or on behalf of such Holder, underwriter or controlling person or (ii) in the case of a sale directly by a Holder of Registrable Securities (including a sale of such Registrable Securities through any underwriter retained by such Holder to engage in a distribution solely on behalf of such Holder) such untrue statement or alleged untrue statement or omission or alleged omission was contained in a preliminary prospectus and corrected in a final or amended prospectus, and such Holder failed to deliver a copy of the final or amended prospectus at or prior to the confirmation of the sale of the Registrable Securities, as the case may be, to the person asserting any such loss, claim, damage or liability in any case where such delivery is required by the Securities Act.


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         8.2.     HOLDER INDEMNIFICATION. To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, each agent and any underwriter for the Company, and any other Holder selling securities in such registration statement or any of its directors, officers, partners, agents or employees or any person who controls such Holder or underwriter, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, agent, or underwriter or controlling person, or other such Holder or director, officer or controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state law or otherwise, and to reimburse them for any legal or any other expenses reasonably incurred by them in connection with investigating any claim, or defending any action or proceeding, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by or on behalf of such Holder expressly for use in connection with such registration; PROVIDED, HOWEVER, that the liability of any Holder hereunder shall be limited to the amount of proceeds received by such Holder in the offering giving rise to the Violation or if the offering is terminated, the amount such Holder would have received; and PROVIDED, FURTHER, that the indemnity provisions in this Section 8.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld), nor shall the Holder be liable to the Company in any such case in which such untrue statement or alleged untrue statement or omission or alleged omission was contained in a preliminary prospectus and corrected in a final or amended prospectus, and the Company failed to deliver a copy of the final or amended prospectus at or prior to the confirmation of the sale of the securities to the person asserting any such loss, claim, damage or liability in any case where such delivery is required by the Securities Act.

         8.3. NOTICE, DEFENSE AND COUNSEL. Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this
Section 8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume and control the defense thereof with counsel mutually reasonably satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Section 8 only to the extent the indemnifying party is actually prejudiced in its ability to defend such action, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 8.




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         8.4.     CONTRIBUTION IN LIEU OF INDEMNIFICATION. If the
indemnification provided for in Sections 8.1 or 8.2 is unavailable to a person that would have been an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each person that would have been an indemnifying party thereunder shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and such indemnified party on the other in connection with the untrue or alleged untrue statements of a material fact or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or such indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 8.4 shall include any such action or claim (which shall be limited as provided in Section 8.3 if the indemnifying party has assumed the defense of any such action in accordance with the provisions thereof). No person guilty of fraudulent misrepresentation (within the meaning of section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         8.5. SURVIVAL OF RIGHTS AND OBLIGATIONS. The obligations of the Company, the Holders under this Section 8 shall survive the completion of any offering of Registrable Securities in a registration statement whether under this Agreement or otherwise.

9. REPORTS UNDER EXCHANGE ACT. In order to provide to the Holders the benefits of Rule 144 under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, and in order to make it possible for Holders to register the Registrable Securities pursuant to a registration on Form S-3, the Company agrees to:

         9.1. PUBLIC INFORMATION. Make and keep public information available, as those terms are understood and defined in Rule 144, at all times after 90 days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public.

         9.2. EXCHANGE ACT REGISTRATION. Take such action, including the voluntary registration of its Common Stock under section 12 of the Exchange Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable (but not later than 90 days) after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective.

         9.3. TIMELY FILING. File with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act.

         9.4. COMPLIANCE; INFORMATION. Furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (a) a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold in a secondary offering pursuant to Form S-3 (at any time after it so qualifies), (b) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (c) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

10. LOCK-UP AGREEMENTS. If requested by the managing underwriter in connection with an underwritten offering hereunder, the Holders shall enter into lock-up agreements pursuant to which they will not, for a period of seven days prior to, and 180 days (90 days for offerings subsequent to the initial public offering hereunder) following, the effective date of a registration statement for the offering of the Company's securities, or any other period reasonably requested by the managing underwriter, publicly offer or sell any of the Registrable Securities without the prior consent of the managing underwriter, provided that (a) the officers and directors of the Company enter into lock-up agreements with terms at least as restrictive and (b) the Holders shall be able to offer publicly and sell Registrable Securities free from the lock-up provisions contemplated by this Section 10 for at least 90 consecutive days in each period of 360 consecutive days.

11. LIMITATIONS ON OTHER REGISTRATION RIGHTS. The Company shall not, without the prior written consent of the Investors owning at least two thirds of the Registrable Securities then outstanding owned by all Investors, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder to (a) require the Company to effect a registration, or (b) include any securities in any registration filed under Sections 2 or 3 unless, under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the amount of Registrable Securities to be included by the Holders or the Company.

12. TERMINATION OF REGISTRATION RIGHTS. In addition to the termination provisions set forth in Section 3, the registration rights contained in Section 2, 3 and 6 shall terminate on the date when (a) the Investors own less than 25% of the Registrable Securities owned by them on the date hereof AND (b) the Investors may sell all their then Registrable Securities under Rule 144.

13.      GENERAL.

         13.1. NOTICES. All notices or other communications required or permitted to be delivered hereunder shall be in writing and shall be delivered to each of the parties at their respective addresses as set forth in Schedules A or B. Any party to this Agreement may at any time change the address to which notice to such party shall be delivered by giving notice of such change to the other parties to this Agreement and such notice shall be deemed given when received by the other parties hereto. Notices shall be deemed effectively given when personally delivered or sent to the recipient at the address set forth above by telex or a facsimile transmission, one business day after having been delivered to a receipted, nationally recognized courier, properly addressed or five business days after having been deposited into the United States mail, postage prepaid, PROVIDED, that any notice to any party outside of the United States shall be sent by telecopy and confirmed by overnight or two-day courier.

         13.2. AMENDMENTS, WAIVERS AND CONSENTS. Any provision in this Agreement to the contrary notwithstanding, changes in or additions to this Agreement may be made, and compliance with any covenant or provision herein set forth may be omitted or waived, if the Company (a) shall obtain consent thereto in writing from Investors holding an aggregate of at least two thirds of the Registrable Securities then outstanding owned by the Investors and (b) shall, in each such case, deliver copies of such consent in writing to any Holders who did not execute the same; PROVIDED, HOWEVER, that any such amendment or waiver adversely affecting the Management Stockholders in a manner distinct from the effect of such amendment or waiver on the other Holders shall require the written consent of the Management Stockholders holding a majority of the Registrable Securities then outstanding owned by all Management Stockholders.

         13.3. BINDING EFFECT; ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the personal representatives, successors and assigns of the respective parties hereto. The Company shall not have the right to assign its rights or obligations hereunder or any interest herein without obtaining the prior written consent of the Investors holding a majority of the Registrable Securities then outstanding owned by the Investors. The Holders may assign or transfer their rights under this Agreement to the extent (a) permitted by the other agreements between the respective Holders and the Company and (b) to the extent that such assignee or transferee owns or obtains Registrable Securities having a fair value of at least $100,000.

         13.4. SEVERABILITY. If any provision of this Agreement shall be found by any court of competent jurisdiction to be invalid or unenforceable, the parties waive such provision to the extent that it is found to be invalid or unenforceable. Such provision shall, to the maximum extent allowable by law, be modified by such court so that it becomes enforceable and, as modified, shall be enforced as any other provision hereof, all the other provisions hereof continuing in full force and effect.

         13.5. HEADINGS. The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

         13.6. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous understandings, whether written or oral.

         13.7. COUNTERPARTS. This Agreement may be executed in counterparts, all of which together shall constitute one and the same instrument.

         13.8. CHOICE OF LAW. This Agreement shall be governed by and construed in accordance with the laws (other than the conflict of laws rules) of The Commonwealth of Massachusetts.

         The parties have caused this Agreement to be duly executed under seal as of the date first above written.




                                        ACCESSORIES ASSOCIATES, INC.


                                        By /s/ Gerald F. Cerce
                                           ------------------------------------
                                           Title: Chairman


                                        INVESTORS:


                                        WESTON PRESIDIO CAPITAL II, L.P.

                                        By: WESTON PRESIDIO CAPITAL
                                            MANAGEMENT II, L.P.


                                        By /s/ Michael F. Cronin
                                           ------------------------------------
                                           General Partner


                                        BANCBOSTON VENTURES, INC.


                                        By /s/ Charles Grant
                                           ------------------------------------
                                           Title: Vice President



                                        ST. PAUL FIRE AND MARINE
                                        INSURANCE COMPANY



                                        By /s/ Everett V. Cox
                                           ------------------------------------
                                           Title: Authorized Representative



                                        NATIONAL CITY CAPITAL CORPORATION



                                        By /s/ Carl E. Baldassarre
                                           ------------------------------------
                                           Title: Managing Director

                                        MANAGEMENT STOCKHOLDERS


                                        -----------------------------------
                                        Name:


                                        -----------------------------------
                                        Name:


                                        -----------------------------------
                                        Name:

                           SCHEDULE A TO REGISTRATION
                                RIGHTS AGREEMENT


                                    INVESTORS


                                                    Number                     Number
Name and Address                                Preferred Shares          of Common Shares
----------------                                ----------------          ----------------

Weston Presidio Capital II, L.P.                    17,100                    19,000
40 William Street - Suite 300
Wellesley, MA 02181
Telephone: (617) 237-4700
Telecopy: (617) 237-6270

BancBoston Ventures, Inc.
100 Federal Street - 31st Floor                      6,840                     7,600
Boston, Massachusetts 02110
    Telephone: (617) 434-2442
    Telecopy: (617) 434-1153

St. Paul Fire and Marine Insurance                   6,840                     7,600
    Company
c/o St. Paul Venture Capital, Inc.
8500 Normandale Lake Blvd.
Suite 1940
Bloomington, Minnesota 55437
    Telephone: (612) 830-7474
    Telecopy: (612) 830-7475

National City Capital Corporation                    3,420                     3,800
1965 E. 6th Street
Suite 1010
Cleveland, OH 44114
    Telephone: (216)575-9482
    Telecopy: (216)575-9965
                                                    ------                    ------

                               Total:               34,200                    38,000


                           SCHEDULE B TO REGISTRATION
                                RIGHTS AGREEMENT

                             Management Stockholders


                                                       Number of Common Stock
Stockholders and Address                               Shares Held at Closing
------------------------                               ----------------------

John H. Flynn, Jr.                                          28,500 shares
52 Second Street
Newport, RI 02840

Felix A. Porcaro, Jr.                                      171,000 shares
5 Lori Ellen Drive
Lincoln, RI 02865

Robert V. Lallo                                             28,500 shares
132 Division Street
East Greenwich, RI 02818

Gerald F. Cerce                                            342,000 shares
143 Meeting Street
Providence, RI 02906


                                                                    EXHIBIT 10.5

                FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT


         This First Amendment to Registration Rights Agreement made and entered into as of this 11th day of December, 1996 by and between Accessories Associates, Inc., a Rhode Island corporation (the "Company"), Weston Presidio Capital II, L.P. and the other Investors executing this First Amendment (collectively, and together with their permitted successors and assigns the "Investors") and the other Stockholders and Stock Optionholders of the Company listed in Schedule B.

                                    RECITALS

         On May 31, 1996, the Company and Weston Presidio Capital Management II L.P., BancBoston Ventures, Inc., St. Paul Fire and Marine Insurance Company and National City Corporation (the "Initial Investors")together with the persons listed in Schedule B attached hereto entered into a Registration Rights Agreement (the "Agreement") granting to the Initial Investors certain registration and other rights. The Initial Investors have authorized the issuance of ninety-five hundred (9,500) additional shares of the Company's Series A Redeemable Convertible Preferred Stock, par value $0.01 per share (the "Shares"). The Company proposes to issue the ninety-five hundred (9,500) Shares in the amounts indicated to the persons listed hereto on Schedule C hereto (collectively referred to as the "Subsequent Investors"). As consideration in part for their purchase of the Shares, the Subsequent Investors have requested to become parties to the Registration Rights Agreement. The Company, the Initial Investors and the persons listed on Schedule B are willing to do so.

         NOW THEREFORE, in consideration of the promises and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency whereof is hereby acknowledged, it is agreed as follows:

         1. Effective upon the execution of this Agreement, each Subsequent Investor shall become, and shall be, a party to the Agreement and the term "Investors" wherever set forth in the Agreement shall be deemed to include each of the Initial Investors and the Subsequent Investors.

         2. Except as modified herein, the Agreement is hereby ratified, confirmed and approved.

         IN WITNESS WHEREOF, the parties have executed this agreement as of the day and date first above written.



                                        ACCESSORIES ASSOCIATES, INC.


                                        By: /s/ Gerald F. Cerce
                                            -----------------------------------
                                            Chairman

                                        INITIAL INVESTORS:

                                        WESTON PRESIDIO CAPITAL II, L.P.


                                        By: WESTON PRESIDIO CAPITAL
                                            MANAGEMENT II, L.P.
                                            General Partner


                                            By: /s/ Michael F. Cronin
                                                -------------------------------



                                        BANCBOSTON VENTURES, INC.


                                        By: /s/ Charles Grant
                                            -----------------------------------



                                        ST. PAUL FIRE AND MARINE
                                        INSURANCE COMPANY


                                        By: /s/ Everett V. Cox
                                            -----------------------------------



                                        NATIONAL CITY CAPITAL CORPORATION


                                        By: /s/ Carl E. Baldassarre
                                            -----------------------------------



                                        SUBSEQUENT INVESTORS:


                                        MARLIN CAPITAL, L.P.

                                        By: MARLIN HOLDINGS, INC.,
                                            General Partner


                                            By: /s/ Martin E. Franklin
                                                -------------------------------

                                        FIRST GLOBAL INVESTMENTS LIMITED

                                        By: /s/ Elizabeth LePoidevin
                                            -----------------------------------


                                        IONIC HOLDINGS L.D.C.


                                        By: /s/ Elizabeth LePoidevin
                                            -----------------------------------


                                        NEW HENLEY OVERSEAS INVESTMENTS, INC.


                                        By: /s/ Elias S. Zilkha
                                            -----------------------------------


                                        ORACLE INVESTMENTS AND HOLDINGS, LIMITED


                                        By: /s/ Elizabeth LePoidevin
                                            -----------------------------------


                                        BRAHMAN PARTNERS II, L.P.


                                        By: /s/ Peter A. Hochfelder
                                            -----------------------------------



                                        B.Y. PARTNERS, L.P.


                                        By: /s/ Peter A. Hochfelder
                                            -----------------------------------


                                        QUASAR INTERNATIONAL PARTNERS CV


                                        By: /s/ Peter A. Hochfelder
                                            -----------------------------------

                                        BRAHMAN PARTNERS II OVERSHORE LTD.


                                        By: /s/ Peter A. Hochfelder
                                            -----------------------------------


                                        SCHEDULE B PERSONS


                                        /s/ Gerald F. Cerce
                                        ---------------------------------------
                                        Gerald F. Cerce


                                        /s/ John H. Flynn, Jr.
                                        ---------------------------------------
                                        John H. Flynn, Jr.


                                        /s/ Robert V. Lallo
                                        ---------------------------------------
                                        Robert V. Lallo


                                        /s/ Felix A. Poccaro
                                        ---------------------------------------
                                        Felix A. Poccaro


                                        /s/ Michael Aviles
                                        ---------------------------------------
                                        Michael Aviles


                                        /s/ Duane M. DeSisto
                                        ---------------------------------------
                                        Duane M. DeSisto


                                        /s/ Thomas E. McCarthy
                                        ---------------------------------------
                                        Thomas E. McCarthy


                                        /s/ Daniel A. Triangolo
                                        ---------------------------------------
                                        Daniel A. Triangolo